UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

MAXIM TEP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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July 14, 2008

To Our Maxim TEP, Inc. Shareholders

You are cordially invited to attend a Special Shareholders Meeting of Maxim TEP, Inc., a Texas corporation (the “Company”), which will be held at 10:30 a.m. on Friday, July 25, 2008 at the offices of Maxim TEP located at 9400 Grogan’s Mill Road, Suite 205, The Woodlands, Texas 77380. At this meeting, the Board will make a presentation concerning the Company’s operations and plans for the future. In addition, shareholders will be asked to consider two proposals, made by a current shareholder of the Company, whereby shareholders in attendance will be asked to vote on the removal of three (3) directors from the Board and elect two (2) new directors as their replacements.

If you are in attendance, you will be able to cast your vote, but the enclosed PROXY (printed in blue) is being sent to you as a holder of Common Stock and/or Preferred Stock and gives you the chance TO VOTE. YOU ARE REQUESTED TO SIGN AND RETURN YOUR PROXY TODAY IN THE ACCOMPANYING SELF ADDRESSED ENVELOPE OR FAX IT TO 281-466-1531. YOUR VOTE IS VERY IMPORTANT AND EVERY VOTE COUNTS, SO PLEASE MAIL OR FAX YOUR PROXY BACK IMMEDIATELY.

Very truly yours,
MAXIM TEP, INC.

W. Marvin Watson
Chairman of the Board
Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held July 25, 2008

To our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of Maxim TEP, Inc., a Texas corporation (the “Company”), will be held at the Maxim TEP offices located at 9400 Grogan’s Mill Road, Suite 205, The Woodlands, Texas 77380 on July 25, 2008 at 10:30 a.m. for the following purposes:

(I)	Per shareholder proposal, to remove, without cause, W. Marvin Watson, Carl Landers and John Ritota from the Board of Directors of the Company; and

(II)	Per shareholder proposal, to elect as Directors of the Company to fill the vacancies on the Board, each to serve until his successor is elected and qualified, Peter O’Neill and Stephen J. Warner.

Only Holders of record of Stock of the Company at the close of business on June 30, 2008, are entitled to notice of, and to vote at, the Special Meeting of Shareholders or adjournments thereof.

Please note, a copy of the shareholder’s letter requesting the Special Meeting and presenting their proposals is appended to this mailing.

Shareholders are cordially invited to attend the meeting in person.

By order of the Board of Directors,

W. Marvin Watson
Chairman
Chief Executive Officer

YOUR PROXY IS IMPORTANT. YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. PROMPT RESPONSES BY SHAREHOLDERS WILL REDUCE THE TIME AND EXPENSE OF SOLICITATION. THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE YOUR SHARES IF YOU ARE PRESENT IN PERSON AT THE MEETING.

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS
To Be Held on July 25, 2008

SOLICITATION OF PROXIES

This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Maxim TEP, Inc., a Texas corporation (the “Company”), for use at the Special Meeting of Shareholders of the Company (the “Special Meeting”) to be held on July 25, 2008, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. It is expected that this Proxy Statement will first be mailed to Shareholders of the Company on or about July 15, 2008.

The expense of the solicitation of proxies will be borne by the Company. In addition to solicitation by mail, certain directors, officers and regular employees of the Company may solicit proxies from Shareholders, either personally or by telephone. Officers and employees of the Company will not be specially compensated for their solicitation efforts, but will be reimbursed for any out-of-pocket expenses incurred by them in connection with such solicitation.

REVOCATION OF PROXY

Any Shareholder giving a proxy has the power to revoke it at any time before it is exercised by executing a subsequently dated proxy, by submitting a notice of revocation to the Company, or by attending the Special Meeting and voting in person.

VOTING SECURITIES OUTSTANDING; QUORUM

At the close of business on June 30, 2008 (the “Record Date”), there were 125,365,980 shares of common stock, par value $.00001 per share, of the Company (the “Common Stock”) outstanding, each of which is entitled to one (1) vote on all matters properly brought before the Special Meeting, and 3,636,363 shares of Series A Preferred Stock, par value $.0001 per share (the “Preferred Stock”) outstanding, each of which is entitled to one (1) vote on all matters properly brought before the Special Meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Common Stock on the Record Date is necessary to constitute a quorum at the Special Meeting.

ACTION TO BE TAKEN UNDER THE PROXY

Proxies in the accompanying form, which are properly executed and returned, will be voted at the Special Meeting in accordance with the instructions thereon. Any such executed and returned proxy upon which no instructions have been indicated with respect to a specified matter will be voted as follows:

ITEM #1	AGAINST the shareholder proposal to remove, without cause, W. Marvin Watson, Carl Landers and John Ritota from the Board of Directors of the Company; and

ITEM #2
AGAINST the shareholder proposal to elect as Directors of the Company to fill the vacancies on the Board, each to serve until his successor is elected and qualified, Peter O’Neill and Stephen J. Warner.

The Board knows of no additional matters to be considered at the Special Meeting, and as this is a special meeting, only the matters described above may be considered. If, however, other matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters. The persons named in the accompanying proxy may also, if it is deemed to be advisable, vote such proxy to adjourn the Special Meeting from time to time.

BOARD OF DIRECTORS

The following persons are currently serving on our Board for the present year:

ROBERT JOHNSON, President & COO, Maxim TEP, Inc.

Mr. Johnson joined Maxim TEP on May 1, 2008 and is a member of the Executive Committee of the Board of Directors. He brings with him over 40 years of experience in the oil and gas sector. Mr. Johnson graduated with a Bachelor of Science Degree in Petroleum Engineering from Louisiana State University in 1969. He joined Amoco Production Company upon leaving school. In 1970, he entered the United States Army and served for nearly two years. He rejoined Amoco in 1971 and rose rapidly through the ranks. His final position was Regional Engineering Manager over 250 engineers. He left Amoco in 1980 and joined Superior Oil Company as Division Drilling Engineering Manager for the Western half of the United States. In 1981, he left Superior and formed Conquest Petroleum Incorporated as the Founder and Chief Executive Officer. After securing funding to acquire 68,000 acres of leases in the Texas State Waters and promoting the acreage on 27 prospects to outside 3rd parties. Conquest had five discoveries, then he divested the assets and dissolved the company in 1985 due to insufficient product prices. He formed Bannon Energy Incorporated in 1986 with an initial capitalization of $1,000. During the next 10 years, Bannon acquired 12 sets of producing properties and drilled over 284 development wells. He sold the assets of Bannon in 1996 for $38,000,000 and other considerations. Mr. Johnson dissolved Bannon in February of 2001. From February of 2001 until May of 2008 when he joined the company as President and Chief Operating Officer, he was officially in full retirement.

MAXIM TEP, INC.
9400 GROGAN’S MILL ROAD, SUITE 205 ❖THE WOODLANDS, TX 77380 USA
PHONE: 281. 466.1530 FAX: 281.466.1531 ❖ www.maximtep.com
“Technology Enhanced Production”

CARL LANDERS, Director

Mr. Landers serves as Chairman of the Compensation Committee and a member of the Audit and Governance Committee of the Board of Directors. Carl Landers is the inventor of the Landers Lateral Horizontal Drilling (LHD) technology, and has been instrumental in bringing a contrarian approach to the energy industry. With more than 300 wells completed with his patented technology, Landers has moved from experimental to proven results for companies such as Anadarko, Burlington Resources and a division of Shell Oil. The Landers family has been associated with the oil industry over three generations. The development of the Landers Horizontal Drill came out of a fundamental need. Mr. Landers developed a solution that has made horizontal drilling far more cost effective, portable and practical. He worked on the development of this horizontal drill from 1986 until 1993 when the first prototype was ready for field-testing. It took from 1993 to 1996 for the drill to be commercially viable. Mr. Landers has worked on a step-by-step process that has proven to work with total repeatability and success, on the following formations: sandstone, limestone, coal seam and chalk. Inventor of the Landers Horizontal Technology, Mr. Landers has been the owner of Advanced Petroleum Technology Company for the last six years, before his direct involvement with MAXIM.

HARVEY M. PENSACK, Director

Mr. Pensack serves on the Nominating and Executive Committee of the Board of Directors. After graduating Cum Laude from Clarkson University in 1944, with a B.S. Degree in Mechanical Engineering, Mr. Pensack served in the military, finishing as a First Lieutenant in 1946. He spent seven years in the insurance industry earning promotions and supervisory positions but then saw the potential in the young computer industry. In 1953, utilizing his engineering training and entrepreneurial spirit, he founded Mitronics Inc., an innovative firm and manufacturer of hermetic ceramic to metal seals for the then-fledgling semiconductor industry. Mr. Pensack served as Chairman and CEO of Mitronics, which prospered, and in 1970 was merged into a public corporation to become Varadyne, Inc. Throughout the 1970s, 1980s and 1990s, Mr. Pensack had an active career as a financial consultant specializing in insurance, business succession planning and estate management. Throughout his career, and quick to recognize potential in many diverse fields, Mr. Pensack has been a private investor who specializes in researching and analyzing potential investment choices with a focus on management personnel and growth opportunity.

JOHN P. RITOTA, JR., D.D.S. - Director

Dr. Ritota serves as Chairman of the Audit Committee and a member of the Compensation and Governance Committees of the Board of Directors. Dr. John Ritota was a founding shareholder of Alpha Pro Tech, Inc. in 1990 (AMEX:APT) a company that designs and manufactures a wide range of products to meet requirements in the healthcare, industrial, laboratory, clean room, foodservice, pet and other markets, which are now marketed worldwide. As a Board member, Dr. Ritota negotiated an international contract with one of the world’s largest food service companies, McDonalds. As one to seek out and invest in innovative technologies, he was also one of the original investors in CompuPix, one of the first developers of high definition televisions (HDTV), and was an original investor in Orrox, a company that offered one of the first eighteen-inch satellite dishes, and one that developed one of the first digital editing machines, later acquired by CBS. A published writer on a number of medical and dental issues, Dr. Ritota graduated from Ithaca College in June 1971, and then earned his Doctor of Dental Science at Georgetown University in May 1975, where he was also given a grant in 1975 for the "Anatomical Study of Temporo-Mandibular Joint" and his work on the subject of TMJ disorders has earned him much recognition nationally. Since April 1981, Dr. Ritota has shared an active practice in General Dentistry with his brother, Dr. Ted Ritota, in Delray Beach, Florida.

MAXIM TEP, INC.
9400 GROGAN’S MILL ROAD, SUITE 205 ❖THE WOODLANDS, TX 77380 USA
PHONE: 281. 466.1530 FAX: 281.466.1531 ❖ www.maximtep.com
“Technology Enhanced Production”

W. MARVIN WATSON, Chairman of the Board & CEO, Maxim TEP, Inc.

Mr. Watson has served as Chairman of the Company since April of 2007, and then assumed the position of Chief Executive Officer on October 3, 2007. After serving in the U.S. Marine Corps during World War II, Mr. Watson earned a Bachelors of Business Administration from Baylor University and a Masters of Art in Economics from Baylor. From 1956-1965 he served as Executive Assistant to the President of Lone Star Steel Company in Dallas, Texas. From 1965-1968, Mr. Watson served was a special advisor to the President Lyndon Baines Johnson and worked in the position of Chief of Staff. In 1968, President Johnson named him to a Cabinet-level position as U.S. Postmaster General. In March 1969 Mr. Watson accepted the presidency of Occidental International Corporation, a subsidiary of Occidental Petroleum Corporation. In 1971, he was made Senior Vice President and elected to the Board of Occidental Petroleum. Soon thereafter he was elected Executive Vice President, and together with another Executive VP, assumed the responsibility of the President’s position at the parent company of Occidental. He served as Chairman of the Board or President of the subsidiaries of Occidental, and during his tenure, the Company grew from the 22nd largest to the 9th largest U.S. Corporation. From 1979-1987 Mr. Watson served as President and CEO of Dallas Baptist University. From 1991-1993, he was Chairman of Polish Telephones and Microwave Corporation, and from 1996-1998 President/CEO of Radopath Pharmaceuticals Corporation. Since 1999, Mr. Watson, prior to joining Maxim, published his memoirs in the Lyndon Johnson White House, entitled “Chief of Staff - Lyndon Johnson and His Presidency”.

MAXIM TEP, INC.
9400 GROGAN’S MILL ROAD, SUITE 205 ❖THE WOODLANDS, TX 77380 USA
PHONE: 281. 466.1530 FAX: 281.466.1531 ❖ www.maximtep.com
“Technology Enhanced Production”

SHAREHOLDER PROPOSALS

A shareholder has made two proposals, by attached letter, as follows:

(1)  To remove, without cause, W. Marvin Watson, Carl Landers and John Ritota from the Board of Directors of the Company; and

(2)  To elect as Directors of the Company to fill the vacancies on the Board, each to serve until his successor is elected and qualified, Peter O’Neill and Stephen J. Warner.

Vote Required

Each share entitles the holder to one (1) vote per share. The ratification of each of the shareholder’s proposals requires the affirmative vote of a majority of the votes cast at the Special Meeting, provided a quorum is present.

The Board recommends that Shareholders vote AGAINST the shareholder proposals.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other business that will be brought before the Special Meeting; however, if any such matters are properly presented, it is the intention of the persons voting the proxies to vote their best judgment in the interests of the Company.

Whether or not you intend to be present at the Special Meeting you are urged to promptly complete and return the accompanying proxy card. If you are present at the Special Meeting and wish to vote your shares in person, the accompanying proxy shall, at your request, be returned to you at the Special Meeting.

By order of the Board of Directors

W. Marvin Watson
Chairman
Chief Executive Officer

Dated: July 15, 2008

MAXIM TEP, INC.
9400 GROGAN’S MILL ROAD, SUITE 205 ❖THE WOODLANDS, TX 77380 USA
PHONE: 281. 466.1530 FAX: 281.466.1531 ❖ www.maximtep.com
“Technology Enhanced Production”

PROXY - MAXIM TEP, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON July 25, 2008.

The undersigned hereby (i) acknowledges receipt of the notice dated July 15, 2008 of a 2008 Special Meeting of Shareholders to be held on Friday, July 25, 2008, at the Maxim TEP offices located at 9400 Grogan’s Mill Road, Suite 205, The Woodlands, Texas 77381 at 10:30 a.m., and the proxy statement relating thereto and (ii) appoints W. Marvin Watson and John P. Ritota, Jr., or either of them, with full power of substitution, attorneys and proxies of the undersigned to vote all shares of stock, par value $.00001per share, of Maxim TEP, Inc., a Texas corporation (the “Company” or “Maxim”), which the undersigned is entitled to vote at the Special Meeting, and at any adjournment thereof, as follows:

I.	SHAREHOLDER PROPOSAL

1. To remove, without cause, W. Marvin Watson, Carl Landers and John Ritota from the Board of Directors of the Company; and

FOR ☐  AGAINST ☐   ABSTAIN FROM VOTING ON ☐

II.	SHAREHOLDER PROPOSAL

1.	To elect as Directors of the Company to fill the vacancies on the Board, each to serve until his successor is elected and qualified, Peter O’Neill and Stephen J. Warner.

FOR ☐  AGAINST ☐   ABSTAIN FROM VOTING ON ☐

III.	MISCELLANEOUS

The undersigned directs that this proxy be voted in such manner as the proxies named herein may direct with respect to any other matter that may properly come before the Special Meeting or any adjournments thereof.

The undersigned hereby revokes any proxies heretofore given to vote or act with respect to the shares of Common Stock and/or Preferred Stock standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at the Annual Meeting or any adjournment thereof, and hereby ratifies and confirms all that said proxies, their substitutions, or any of them may lawfully do by virtue hereof.

MAXIM TEP, INC.
9400 GROGAN’S MILL ROAD, SUITE 205 ❖THE WOODLANDS, TX 77380 USA
PHONE: 281. 466.1530 FAX: 281.466.1531 ❖ www.maximtep.com
“Technology Enhanced Production”

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MARKED HEREON. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED AGAINST THE REMOVAL OF ONE OR MORE DIRECTORS OF THE COMPANY AND AGAINST. THE ELECTION OF THEIR REPLACEMENTS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MAXIM TEP, INC.

DATED: __________________, 2008

SIGNATURE: ______________________________________________________________________________

PRINTED NAME:___________________________________________________________________________

SIGNATURE:______________________________________________________________________________

PRINTED NAME:___________________________________________________________________________

NUMBER OF MAXIM TEP, INC. SHARES:_______________________________________________________

Please date this proxy and sign and print your name exactly as it appears on your stock certificate, noting the number of shares you own. When there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

PLEASE SIGN THIS PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING OR FAX TO MAXIM TEP HEADQUARTERS PRIOR TO THE MEETING AT 281-466-1531.

MAXIM TEP, INC.
9400 GROGAN’S MILL ROAD, SUITE 205 ❖THE WOODLANDS, TX 77380 USA
PHONE: 281. 466.1530 FAX: 281.466.1531 ❖ www.maximtep.com
“Technology Enhanced Production”